Exhibit 10.1

FIFTH AMENDMENT TO LOAN agreement and OMNIBUS AMendment to Loan Documents

This Fifth Amendment to Loan Agreement and Omnibus Amendment to Loan Documents (this “Amendment”), is made and entered into as of September 25, 2025, by and among Standard Premium Finance Management Corporation, a Florida corporation (the “Borrower”), Standard Premium Finance Holdings, Inc., a Florida corporation (the “Entity Guarantor”), William Koppelmann, an individual residing in the State of Florida, (the “Individual Guarantor”, and together with the Entity Guarantor, the “Guarantors” and each a “Guarantor”), First Horizon Bank, a Tennessee banking corporation (the “Agent”), and the Lenders (as defined in the Loan Agreement).

RECITALS

WHEREAS, reference is made to that certain Loan Agreement dated as of February 3, 2021 by and between Borrower, the Guarantors and Agent (as amended, restated, supplemented, or otherwise modified before the date hereof, the “Existing Loan Agreement”, and as further amended by this Amendment and as may be otherwise amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meaning given to such terms in the Loan Agreement.

WHEREAS, reference is made to that certain Security Agreement dated as of February 3, 2021 by and between Borrower and Agent (as amended, restated supplemented, or otherwise modified before the date hereof, the “Existing Security Agreement”, and as further amended by this Amendment and as may be otherwise amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, the parties hereto wish to amend the Existing Credit Agreement, the Existing Security Agreement, and the other Loan Documents, in each case as set forth herein and subject to the terms and conditions contained in this Amendment.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to the foregoing Recitals and to the following:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement as amended hereby.

2. Amendments to Loan Documents.

(a)   Loan Agreement. Upon the Fifth Amendment Date (as defined herein), the Existing Loan Agreement (but excluding the Exhibits and Schedules thereto) is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Loan Agreement attached hereto as Annex 1.

(b)   Schedules and Exhibits to Loan Agreement. Upon the Fifth Amendment Date the Exhibits to the Existing Loan Agreement are hereby deleted in their entirety and replaced with (i) the Schedules set forth in Annex 2 and (ii) the Exhibits set forth in Annex 3.

(c)   Security Agreement. Upon the Fifth Amendment Date, the Existing Security Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Security Agreement attached hereto as Annex 4.

(d)   Global Amendment. Upon the Fifth Amendment Date, any reference to Bank in any of the Loan Documents not amended by Sections 2(a), (b), and (c) of this Amendment, shall mean “the Agent, on behalf of the Lenders”.

3. Conditions to Effectiveness. This Amendment shall be effective upon the satisfaction of the following conditions precedent (or the waiver of such condition by Agent in its sole discretion) (the date such conditions are first satisfied, being the “Fifth Amendment Date”):

(a)   Agent shall have received fully executed copies of this Amendment and such other agreements, notes, schedules, exhibits, certificates, documents, financial information and filings (collectively, the “Amendment Documents”) as the Agent may reasonably request, all in form and substance satisfactory to the Agent.

(b)   Agent shall have received (i) a certificate of Borrower, dated as of the Fifth Amendment Date and executed by an authorized officer of Borrower, certifying as to and including (A) the operating documents of Borrower in form and substance acceptable to Agent, (B) the relevant resolutions or written consents of Borrower, adopted by Borrower for the purposes of authorizing Borrower to enter into and perform this Amendment and the Amendment Documents, and (C) an incumbency certificate for the authorized officers of Borrower, and (ii) good standing certificates for Borrower from its jurisdiction of organization and from other jurisdictions where Borrower is duly qualified to do business.

(c)   Agent shall have received (i) a certificate of Entity Guarantor, dated as of the Fifth Amendment Date and executed by an authorized officer of Entity Guarantor, certifying as to and including (A) the operating documents of Entity Guarantor in form and substance acceptable to Agent, (B) the relevant resolutions or written consents of Entity Guarantor, adopted by Entity Guarantor for the purposes of authorizing Entity Guarantor to enter into and perform this Amendment and the Amendment Documents, and (C) an incumbency certificate for the authorized officers of Borrower, and (ii) good standing certificates for Entity Guarantor from its jurisdiction of organization and from other jurisdictions where Entity Guarantor is duly qualified to do business.

(d)   Agent shall have received a legal opinion executed and delivered by Borrower and Guarantor’s legal counsel covering the legal opinions reasonably requested by, and in form and substance reasonably satisfactory to, the Agent.

(e)   evidence of payment of any costs, expenses, fees and other compensation (including attorneys’ costs, expenses and fees) required to be paid to the Agent and Lenders by the Borrower pursuant to the Loan Agreement or Fee Letter or any other written agreement on or prior to the date of this Amendment; and

(f)    Agent shall have received all such other information and documents to be executed and/or delivered on behalf of Borrower as Agent shall reasonably require.

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4. Representations and Warranties. Borrower and Entity Guarantor represent and warrant to Agent:

(a) The representations and warranties of the Borrower and Entity Guarantor contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) at and as of the Fifth Amendment Date as though made on such date after giving effect to this Amendment, except (i) to the extent specifically made with regard to a particular date, and (ii) for such changes as are a result of any act or omission specifically permitted under the Fifth Agreement (or under any Loan Document) or consented to by Agent and, to extent required under the Loan Agreement, Required Lenders or Lenders; and

(b) On the Fifth Amendment Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

(c) The execution, delivery and performance of this Amendment and all other documents executed and delivered in connection herewith, in each case have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of Borrower and Entity Guarantor.

(d) This Amendment is a legal, valid and binding obligation of Borrower and Entity Guarantor, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity including without limitation principles of good faith and fair dealing (regardless of whether such enforcement is sought in a proceeding in equity or at law).

(e) The execution, delivery and performance of this Amendment does not conflict with in any material way or result in a material breach by Borrower or Entity Guarantor of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Person is a party or is subject

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5. RELEASE. BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF SUCH PARTY’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT, ANY OF ITS PREDECESSORS, SUCCESSORS, ASSIGNEES OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MANAGERS, PARTNERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, ITS PREDECESSORS, SUCCESSORS, ASSIGNEES, ANY OF THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE AGENTS, OFFICERS, MANAGERS, PARTNERS, DIRECTORS, EMPLOYEES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ITS PREDECESSORS, SUCCESSORS, ASSIGNEES, ANY OF THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE AGENTS, OFFICERS, MANAGERS, PARTNERS, DIRECTORS, EMPLOYEES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. BORROWER AND EACH GUARANTOR HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST AGENT, ITS PREDECESSORS, SUCCESSORS, ASSIGNEES, ANY OF THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE AGENTS, OFFICERS, MANAGERS, PARTNERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO AGENT, ITS PREDECESSORS, SUCCESSORS, ASSIGNEES, ANY OF THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE AGENTS, OFFICERS, MANAGERS, PARTNERS, DIRECTORS, EMPLOYEES, ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT.

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6. Confirmation and Reaffirmation; No Novation.

(a)The Borrower and each Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. The Borrower and each Guarantor hereby (a) affirms and confirms, as applicable, its guarantees, pledges, grants and other undertakings under the Loan Agreement and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect (with the same priority, as applicable) and shall accrue to the benefit of the applicable secured party or parties thereunder.

(b)The parties hereto hereby agree that nothing contained in this Amendment is intended to in any way impair or limit the validity, priority or extent of Agent’s security interest in and liens upon the Collateral granted by Borrower, and Borrower and each Guarantor reaffirms that such liens are intended to and shall remain in full force and effect after giving effect to this Amendment.

(c)The parties hereto hereby agree that this Amendment shall not be deemed or otherwise construed to be a novation of any of the Obligations owing to the Agent or any Lender under the Loan Agreement.

7. Non-Waiver. Except as expressly provided herein, the Loan Agreement shall remain unmodified and in full force and effect. This Amendment does not obligate Agent or any Lender to agree to any other extension or modification of the Loan Agreement nor does it constitute a course of conduct or dealing on behalf of Agent or any Lender or a waiver of any other rights or remedies of Agent. No omission or delay by Agent in exercising any right or power under the Loan Agreement, this Amendment, or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

8. Incorporation. This Amendment is incorporated by reference into, and made part of, the Loan Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms. On and after the date hereof, this Amendment shall constitute a Loan Document for all purposes under the Loan Agreement, and each reference to the “Loan Agreement” in any Loan Document, and in any other document or instrument incidental thereto, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

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9. No Modification. No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

10. Expenses. The Borrower and each Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and each other document contemplated hereby (including, without limitation, the reasonable fees and expenses of counsel).

11. Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

12. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

13. Further Assurances. The Borrower and each Guarantor agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Agent to effectuate the provisions of this Amendment.

14. Applicable Laws; Waiver of Jury Trial; Venue. The provisions of Sections 9.9, and 9.10 of the Loan Agreement are hereby fully incorporated by reference into this Amendment, mutatis mutandis.

15. Severability. The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

16. Non-Reliance. Borrower and each Guarantor hereby acknowledges and agrees it is acting for its own account, and it has made its own independent decisions to enter into this Amendment and as to whether this Amendment is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.

17. Entire Agreement. This Amendment, the Loan Agreement (as amended hereby) and the other applicable Loan Documents constitute the entire agreement among the parties to the Loan Agreement and such other applicable Loan Document with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and verbal, among such parties or any of them with respect to the subject matter hereof. Any exhibits or annexes attached hereto are hereby incorporated herein by reference and made a part hereof.

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18. Counterparts, Email and .pdf. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one or more additional signature pages. An electronic facsimile (including .pdf of an executed counterpart of this Amendment) shall constitute an original for all purposes. The electronic signature of a party to this Amendment shall be as valid as an original signature of such party and shall be effective to bind such party to this Amendment. The parties agree that any electronically signed document (including this Amendment) shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed, and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files. Such paper copies or “printouts,” if introduced as evidence in any proceeding, will be admissible as between the parties to the same extent and under the same conditions as other original business records created and maintained in documentary form. No party hereto shall contest the admissibility of true and accurate copies of electronically signed documents on the basis of the best evidence rule or as not satisfying the business records exception to the hearsay rule. For purposes hereof, “electronic signature” means a manually signed original signature that is then transmitted via the internet as a “pdf” (portable document format) or other replicating image attached to an e-mail message, and “electronically signed document” means a document transmitted via e-mail containing an electronic signature.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:

STANDARD PREMIUM FINANCE MANAGEMENT CORPORATION,

a Florida corporation

By: __/s/ William Koppelmann____________
Name: __William Koppelmann____________
Title: ___President______________________

ENTITY GUARANTOR:

STANDARD PREMIUM FINANCE HOLDINGS, INC.,
a Florida corporation

By: __/s/ William Koppelmann____________
Name: __William Koppelmann____________
Title: ___President______________________

INDIVIDUAL GUARANTOR:

______/s/ William Koppelmann____

Name: William Koppelmann

AGENT:

FIRST HORIZON BANK,

a Tennessee banking corporation

By: _____/s/ Jake McCrary_____________
Name: _____Jake McCrary_____________
Title: ______Managing Director_________

LENDER:

FIRST HORIZON BANK,

a Tennessee banking corporation

By: _____/s/ Jake McCrary_____________
Name: _____Jake McCrary_____________
Title: ______Managing Director_________

LENDER:

Flagstar BANK, N.A.,

By: ___/s/ Blake Chandler_____________
Name: ___Blake Chandler_____________
Title: ____SVP______________________

LENDER:

Cadence BANK,

By: ____/s/ Evan Watson______________
Name: ____Evan Watson______________
Title: _____Portfolio Manager__________

ANNEX 1

Amended Loan Agreement

[see attached]

ANNEX 2

Schedules to Loan Agreement

[see attached]

ANNEX 3

Exhibits to Loan Agreement

[see attached]

ANNEX 4

Amended Security Agreement

[see attached]